Exhibit 10.31

AMENDMENT TO GUARANTY

THIS AMENDMENT TO GUARANTY, dated as of October 5, 2015 (this “Amendment”), is between Sentral Financial, LLC, a Delaware limited liability company (“Lender”) and RISE Credit Service of Ohio, LLC, a Delaware limited liability company (“Guarantor”).

RECITALS

WHEREAS, reference is made to that certain Guaranty (the “Agreement”) between Lender and Guarantor;

WHEREAS, the parties hereto desire to amend the Agreement as described herein;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. For all purposes of this Amendment, unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the respective meanings attributed to them in the Agreement.

2. Amendments to the Agreement.

Effective as of October 5, 2015 (the “Effective Date”):

(a) Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

“1. Guaranty. Pursuant to each credit services contract between Guarantor and each borrower with respect to loans offered by Lender under Lender’s Ohio lending program, and regardless of whether the credit services contract is cancelled, Guarantor agrees to, and hereby does, unconditionally guaranty, on behalf of the borrower, and for the benefit of Lender, the prompt payment of all amounts due under each loan to Lender.

Upon the payment of the default payment to Lender, the Guarantor will be automatically entitled to all right, title and interest of Lender in such defaulted loan (by way of subrogation and otherwise), and Lender agrees to assign such defaulted loans to Guarantor to facilitate the Guarantor’s exercise of such right, title and interest previously held by Lender. All such defaulted loans will be assigned by Lender to Guarantor without recourse. Following such assignment, all amounts paid by borrowers with respect to such defaulted loans shall be for the account of Guarantor. For purposes of this Guaranty, a loan shall be considered to be in default upon the occurrence of any of the following: (i) a borrower fails to make two consecutive scheduled installment payments when due, (ii) a borrower makes any statement or representation in connection with obtaining a loan which is materially false or misleading when made, (iii) a borrower fails to keep any promise or agreement it made to Lender in any promissory note or other document evidencing or relating to a loan or (iv) the CSO Contract related to such loan is cancelled or rescinded for any reason prior to Lender receiving payment in full on such loan.”

3. Reference to and Effect on the Agreement.

(a) The Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party, nor constitute a waiver of any provision of the Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. GOVERNING LAW. THIS AMENDMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

6. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

LENDER:

Sentral Financial, LLC

By:	/s/ John Weston III
Name: John Weston III
Title: CFO

GUARANTOR

RISE Credit Service of Ohio, LLC

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

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